EXHIBIT NO. 99.(a) 26

MFS VARIABLE INSURANCE TRUST II

CERTIFICATION OF AMENDMENT

TO DECLARATION OF TRUST

REDESIGNATION OF SERIES

Pursuant to Sections 6.11 and 9.3 of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the “Declaration”), of MFS Variable Insurance Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

The series designated as MFS International Value Portfolio shall be redesignated as MFS International Intrinsic Value Portfolio.

Pursuant to Section 10.1 of the Declaration, this redesignation of series of Shares shall be effective on or about June 1, 2019.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of June 1, 2019 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with the Declaration.

STEVEN E. BULLER	JAMES W. KILMAN, JR.
Steven E. Buller	James W. Kilman, Jr.
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

JOHN A. CAROSELLI	ROBERT J. MANNING
John A. Caroselli	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

MAUREEN R. GOLDFARB	CLARENCE OTIS, JR.
Maureen R. Goldfarb	Clarence Otis, Jr.
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

MICHAEL HEGARTY	MARYANNE L. ROEPKE
Michael Hegarty	Maryanne L. Roepke
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

PETER D. JONES	ROBIN A. STELMACH
Peter D. Jones	Robin A. Stelmach
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

JOHN P. KAVANAUGH	LAURIE J. THOMSEN
John P. Kavanaugh	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199